INVESTOR PRESENTATION September 2020

FORWARD-LOOKING STATEMENTS This presentation contains certain statements related to future results, our intentions, beliefs and expectations or predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. These risks and uncertainties include, but are not limited to, the impact of the continuing financial and operations uncertainty due to the COVID-19 pandemic, including its impact on the overall economy, our sales, customers, operations, team members and suppliers. Further information concerning the Company and its business, including factors that potentially could materially affect the Company’s financial results, is contained in the Company’s filings with the Securities and Exchange Commission. This presentation includes market and industry data, forecasts and valuations that have been obtained from independent consultant reports, publicly available information, various industry publications and other published industry sources. Although we believe these sources are reliable, we have not independently verified the information and cannot make any representation as to the accuracy or completeness of such information. We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based. Use Of Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. These measures, the purposes for which management uses them, why management believes they are useful to investors, and a reconciliation to the most directly comparable GAAP financial measures can be found in the Appendix of this presentation. All references to profit measures and earnings per share on a comparable basis exclude items that affect comparability. Investor Presentation 2

COMPANY OVERVIEW & HIGHLIGHTS Investor Presentation

KEY MESSAGES Prioritization of team members safety, commitment to maintaining a 1 safe work environment while continuing to serve our customers Well-prepared for strong resurgence in our end markets as a result 2 of increased consumer demand Quick response to initial COVID-19 and flexible business model led 3 to strong operational and financial performance in the quarter Strong balance sheet and ample liquidity to support strategic growth 4 investments and disciplined capital allocation Positioned for Success Now and in the Future Investor Presentation 4

PATRICK INDUSTRIES AT A GLANCE (NASDAQ: PATK)

Key Component Manufacturer and Supplier to RV, Marine, Manufactured Housing and Industrial Markets

KEY FACTS

Founded	1959
Headquartered	Elkhart, Indiana
Market-cap[1]	$1.2B
Facilities	~170
Current States Presence	23
Employees	~7,700

Q2'20 LTM RESULTS

Revenue	$2.1B
Net Income	$63MM
Operating Cash Flows	$138MM

[1] Market-cap as of 9/10/2020

SUSTAINABLE COMPETITIVE ADVANTAGES

- Experienced management team with an average of 20+ years of industry experience
- Leading market position in all product categories
- Deep customer relationships with 30+ years for top customers, including key design partners
- Stable Free Cash Flow (FCF) generation
- Favorable demographic trends supporting growth across multiple end markets
- Diversified end market exposure with favorable secular trends

LEADING AND DIVERSIFIED MARKET PLATFORM

Leisure & Lifestyle		Housing & Industrial	
RV	Marine	MH	Industrial
Travel Trailer, Fifth Wheel, Folding Trailer, Class A, B, C	Pontoon, Fiberglass, Ski & Wake, Aluminum	Manufactured and Modular Housing, Modular Structure	Resid. Housing, *Comm'l Fixtures*, Institutional Furniture

Manufacture and Distribute Quality Products that Exceed Customer Expectations

Investor Presentation

5

PATRICK INDUSTRIES, INC.

STRATEGIC END MARKETS OVERVIEW Sales Composition ($MM) Lifestyle & Leisure Housing & Industrial RV Marine MH Industrial Net Sales (LTM as of 6/28/20) $1,128MM $285MM $424MM $292MM $2,337 $2,263 Areas of Expertise 12% $2,129 Lamination/Custom Components ✔ ✔ ✔ 13% 14% Hard/Softwoods Cabinetry ✔ ✔ ✔ 12% 19% Thermoforming/ Plastics ✔ ✔ ✔ ✔ $1,636 20% Countertops & Fabrication ✔ ✔ ✔ 11% 12% 14% Metal Fabrication / Fuel Tanks ✔ ✔ ✔ 13% 13% Electrical Systems & Wire Harnesses ✔ ✔ ✔ ✔ 7% Electronics & Appliances ✔ ✔ ✔ ✔ Full Body Paint ✔ 63% Wiring ✔ ✔ ✔ 55% 69% 53% Marine Canvas & Towers ✔ Fiberglass ✔ ✔ ✔ ✔ Distribution & Design Center ✔ ✔ ✔ 2017 2018 2019 LTM Geographic Reach & 6/28/20 Industry Concentration RV Marine MH Industrial Portfolio of products is highly leverageable across business lines Investor Presentation 6

LEADING MARKET POSITION IN ALL PRODUCT CATEGORIES

Significant organic growth opportunities with current product categories in RV, Marine and MH markets; addressable industrial market is very large and fragmented, resulting in significant growth opportunities

Recreational Vehicle

Primary Market: ~$4.0B | ~39% Market Share

(Calculated on a TTM basis)



$1,682
$1,930
$2,101
$2,639
$3,135
$3,086
$8,000
2Q15
2Q16
2Q17
2Q18
2Q19
2Q20
Total Potential

- 100% market share in our existing products would yield a total potential content/unit of $8,000
- 2% decline in TTM content per unit – Q2'20 vs. Q2'19 TTM

Marine

Primary Market: ~$1.9B | ~15% Market Share

(Powerboat Retail Unit – Calculated on a TTM Basis)



$57
$119
$306
$850
$1,659
$1,394
$9,000
2Q15
2Q16
2Q17
2Q18
2Q19
2Q20
Total Potential

- 100% market share in our existing products would yield a total potential content/unit of $9,000
- 16% decline in TTM content per unit – Q2'20 vs. Q2'19 TTM

Manufactured Housing

Primary Market: ~$1.05B | ~41% Market Share

(Calculated on a TTM basis)



$1,790
$1,827
$2,084
$2,520
$3,889
$4,501
$11,000
2Q15
2Q16
2Q17
2Q18
2Q19
2Q20
Total Potential

- 100% market share in our existing products would yield a total potential content/unit of $11,000
- 16% growth in TTM content per unit – Q2'20 vs. Q2'19 TTM

Industrial

N/A

Q2'20 Revenue - $70.6MM vs.
Q2'19 Revenue - $72.4MM

- 60% of Patrick's industrial sales are linked to the residential housing market
- Addressable market opportunities in residential (both single and multi-family), commercial high rise, big box retail, office furniture and hospitality / schools

Investor Presentation 7 PATRICK INDUSTRIES, INC.

CLEAR STRATEGIC PATH FORWARD FOR PROFITABLE GROWTH

Pursue Organic Growth

- Invest in internal growth via cross-selling, product line extensions driven by brands, deep industry relationships, and using comprehensive design and innovation center
- Devote capital to strategic infrastructure to drive efficiency and capacity
- Identify and realize synergistic cost saving initiatives to increase FCF

Execute Disciplined Acquisition Strategy

- Leverage fragmentation in our core markets and achieve meaningful growth at a competitive price
- Diversify our end market exposure
- Drive gross and operating margin expansion through value-add products and realization of input cost synergies

Focus on Geographic Expansion

- Leverage existing product capabilities, relationships, and expertise
- Increase collaboration with regional manufacturers to lower cost

Exercise a Prudent Financial Policy

- Use strong cash flow to reduce debt and reload growth capacity
- Long-term target leverage ratio of ~2.00x – 2.25x
- When below target leverage and ample FCF is available, return value to shareholders through share repurchases on an opportunistic basis

Investor Presentation 8 PATRICK INDUSTRIES, INC.

INCREASED FOCUS ON ESG RESPONSIBILITIES AND BEST PRACTICES Environmental o Established transportation / resource usage program to reduce costs, fuel consumption and emissions o Build leading safety culture with continuous improvement and training o Ongoing conservation efforts to reduce waste, recycle chemicals and increase energy efficiency Social o Assess product suppliers for environmental & social responsibility o Support numerous charitable organizations in local communities: ‒ Elkhart Community Foundation ‒ RV industry production associate skills training program ‒ Boys & Girls Clubs in Elkhart and neighboring towns o Recruit new college graduates for 3-year IMPACT Leadership Development Program Governance o Experienced and diverse board with an independent lead director; 67% independent members; 33% gender & ethnic diversity o Annual election of all directors o Single class voting structure o Code of Ethics and Business Conduct for all employees and directors Focused on ESG to Drive Long-term Shareholder Value Investor Presentation 9

OPERATIONS & SHORT-TERM OUTLOOK We remain disciplined with a flexible business model that enables us to shift production across like-product We remain disciplinedfacilities with and a flexible provides business additional levers model to remainthat allows efficient for the ability to shift production across like-product facilities and provides levers to pull as we continue to navigate through this dynamic macro environment SHORT-TERM OUTLOOK July/August sales and shipment trends indicate a resurgence in primary markets with strong demand across our customer base LEVERAGING OUR MODEL Highly variable cost model with demonstrated durability and resilience – flexible manufacturing processes and working capital INTERNAL ACTIONS Operational and financial foundation promotes adaptability – cost reduction, capacity flexibility, and synergistic opportunities executed and ongoing; majority of direct labor workforce returned to production in early May HEALTH & SAFETY Created and implemented protocol focused on team member safety – dedication to each other, our customers and our communities Q1 2020 – COVID-19 PANDEMIC BEGINS Navigating Successfully Through Dynamic Macro Environment Investor Presentation 10

FAVORABLE LONG-TERM DEMOGRAPHIC TRENDS Investor Presentation

STRONG, FAVORABLE DEMOGRAPHIC TRENDS ACROSS END MARKETS Lifestyle and Leisure Housing and Industrial o Participation in outdoor activities of U.S. population o U.S. adult population estimated to expand by 12MM has averaged 49% over the last five years between 2019 – 2024 o Improved consumer savings levels for discretionary o Gen Y (Millennials - age 18-39) is the largest group: spend items 98MM in 2019 (older Gen Y in peak home buying years) o Culture shift toward outdoor activities being embraced by all population segments and ethnicities o Growth in population of first-time home buyers and those looking to downsize o Shift in consumer behavior that aligns with social distancing guidelines, which are naturally embodied by o Record low housing inventory is driving up prices – the RV & boating lifestyles lack of high-quality, affordable homes o Continued low interest rate environment Sources: 2019 Outdoor Participation Report; RVIA; U.S. Census Bureau Investor Presentation 12

Specific Specific population is within familybuilding stages of lifecycle INCREASING InvestorPresentation Company, Euromonitor, Sources: RVIA & TheNews 36,000 38,000 40,000 42,000 44,000 46,000 48,000 50,000 1990 Key Population Demographic Supports Future Market Upside PotentialUpside Market FutureSupports Demographic KeyPopulation 1991 1992 1993 portion of disposable income to discretionary purchases and high 1994 POPULATION 1995 1996 1997 1998 Articles 1999 2000 2001 USPopulation: Ages35 2002 WITHIN WEALTHFORMING DEMOGRAPHIC 2003 2004 2005 2006 2007 2008 13 2009 2010 2011 – settling settling into permanent 2012 – 2013 44 2014 (000s) 2015 2016 2017 2018 2019 - 2020 ticket items 2021 2022 housing 2023 2024 2025 and allocating a 2026 2027 2028 2029 2030

END MARKET TRENDS Investor Presentation

DIVERSE END MARKETS WITH FAVORABLE SECULAR TRENDS RV End Market Overview o Despite further drawback, 2019 marked the fourth most historical units ever shipped o Shipments of wholesale units expected to be up low single-digits in 2020 reflecting very low dealer inventory and strong retail demand that offsets the market disruption related to COVID-19 experienced in the first half of 2020 U.S. Wholesale Unit Shipments (000s) RV End Market Performance $3,170 $3,086 Historical Average: 340 units $2,965 $2,234 $1,789 $2,039 $1,434 $1,128 $1,287 $1,128 505 $670 $880 484 431 406 2015 2016 2017 2018 2019 LTM 374 6/28/20 353 357 321 End Market Revenue ($MM) Content Per Unit 286 252 237 242 Market Growth 166 17% 13% 12% 11% 15% 4% 5% (4%) (16%) 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020E 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020E Shipment Units Average Industry Growth *2020E = Company Estimates Investor Presentation 15

DIVERSE END MARKETS WITH FAVORABLE SECULAR TRENDS Marine End Market Overview o 1M boats are expected to be retired in the next 3 – 4 years due to increasing average age of boats in service (estimate 25 years) o $10.5B in retail sales of new powerboats in 2018 U.S. Retail Unit Shipments (000s) Marine End Market Performance $600 $1,586 $2,000 $1,256 $1,394 Historical Average: 185 units $500 $1,500 $400 $538 $328 $1,000 267 $274 $285 $300 $111 $179 $500 $200 $112 $0 $100 $21 $36 ($500) 218 210 $0 ($1,000) 203 207 199 2015 2016 2017 2018 2019 LTM 172 182 6/28/20 158 154 153 End Market Revenue ($MM) Content Per Unit 139 143 Market Growth (Retail) 10% 9% 7% 6% 5% 4% 3% 3% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020E (5%) 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020E Shipment Units Average Industry Growth *2020E = Company Estimates Investor Presentation 16

DIVERSE END MARKETS WITH FAVORABLE SECULAR TRENDS Manufactured Housing End Market Overview o Demand for new construction due to low housing supply and low mortgage rates o Pent up housing demand and improving credit combined with low inventory and affordability to drive continued growth o Shipments of wholesale units expected to increase low single digits for full year 2020 MH End Market Performance MH Wholesale Unit Shipments (000s) $600 $4,616 $4,501 $5,000 $4,500 $500 $2,849 $437 $424 $4,000 $2,289 $3,500 $400 $1,966 $275 Historical Average: 73 units $1,825 $3,000 $300 $159 $208 $2,500 $128 $2,000 $200 $1,500 $1,000 $100 $500 96 97 95 $0 $0 93 2015 2016 2017 2018 2019 LTM 82 81 6/28/20 71 End Market Revenue ($MM) Content Per Unit 60 64 55 50 50 52 Market Growth 15% 14% 10% 10% 6% 7% 3% 4% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020E (2%) Shipment Units Average 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020E Industry Growth *2020E = Company Estimates Investor Presentation 17

DIVERSE END MARKETS WITH FAVORABLE SECULAR TRENDS Industrial End Market Overview o Expanded portfolio of products, driven primarily through acquisitions, allows Patrick to capture more of forecasted market growth o Due to our array of capabilities and diversified geographic presence, we can shift capacity to fill market needs Seasonally Adjusted New Housing Starts (000s) Industrial End Market Performance Historical Average: 981 starts $280 $285 $292 $188 $147 $101 1,355 1,250 1,290 1,174 1,203 1,112 2015 2016 2017 2018 2019 LTM 1,003 6/28/20 906 925 781 End Market Revenue ($MM) 554 587 609 Market Growth 28% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020E 18% 11% 8% 6% 4% 4% 2% 3% Housing Starts Average 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020E Industry Growth *2020E = Company Estimates Investor Presentation 18

FINANCIAL OVERVIEW Growth Initiatives and Capital Allocation Strategy Investor Presentation

STRONG TRAJECTORY OF SALES AND EARNINGS GROWTH Sales Growth ($MM) Earnings Growth $2,337 $200 $6.00 $2,263 +42% $2,129 $180 $4.93 +3% $5.00 +38% $160 (22%) +43% $1,636 $140 $3.85 $3.48 $120 $4.00 $120 +34% $1,222 +34% +40% $90 $100 $2.73 $3.00 $86 (25%) +42% $2.43 $920 +33% $80 $1.81 +54% $63 $56 $2.00 +25% $60 $42 +32% $40 +38% $1.00 $20 $- $- 2015 2016 2017 2018 2019 LTM 2015 2016 2017 2018 2019 LTM 6/28/20 6/28/20 Net Income ($MM) Diluted EPS o Sales continued to grow and outpace their respective markets, albeit at a slower pace in 2019, driven by acquisitions, new products and line extensions, and market share gains, and were offset in part by lower sales volumes in our end markets. Pre-COVID, Q1’20 sales were strong due to recalibrated RV dealer inventories and positive tailwinds from lower interest rates and low housing supply. Although early Q2’20 saw lost sales volume due to shutdowns, the quarter ended with a significant resurgence of consumer demand in our leisure lifestyle market. o Net income and EPS in 2019 reflected the impact of headwinds associated with each of our primary markets and were offset by cost reduction and strategic initiatives. Net income and EPS in Q2 YTD 2020 were negatively impacted by COVID-19, but cost actions taken in Q2’20 helped to partially mitigate this impact. Investor Presentation 20

Q2 2020 FINANCIAL RESULTS ($ MILLIONS EXCEPT PER SHARE DATA) OPERATING CASH FLOW FROM NET SALES DILUTED EPS INCOME & MARGIN OPERATIONS (30.8%) (73.2%) (97.4%) (58.0%) $93.8 $613.2 $45.2 $1.18 $424.0 $39.4 7.4% $12.1 2.9% $0.03 Q2 2019 Q2 2020 Q2 2019 Q2 2020 Q2 2019 Q2 2020 6M 2019 6M 2020 . Decline attributable to lost . Fixed cost reduction efforts in . Highly flexible cost structure . Q2 2020 earnings disruptions production days / business Q2 along with proactive cost combined with fixed cost related to COVID-19 impact on disruption related to COVID-19 containment measures in 2019 reductions helped to mitigate end markets throughout April and early May helped mitigate some impact significant headwinds related to . Strong focus on cash from COVID-19, and to an COVID-19 related shutdowns . Revenues from leisure lifestyle management to navigate even greater extent after market (RV & Marine) declined unique COVID environment production resumed 39%, with RV down 40% and marine down 34% . Revenues from housing & industrial markets decreased 12%, with MH down 18% and industrial down 2% Investor Presentation 21

TRACK RECORD OF STRONG CASH FLOW GENERATION Cash Flow from Free Cash Flow1 ($MM) Free Cash Flow per Share2 Operating Activities ($MM) $250 $8.00 $180 $166 $165 350% $7.08 $160 $7.00 $6.81 $200 $200 $192 300% $140 $132 $6.00 $5.72 $15 $120 $0.65 $153 250% $5.00 $150 $15 $117 $5.07 $100 200% $138 $4.00 $82 $3.57 $80 $77 $100 $3.14 $100 $97 150% $3.00 $59 $2.53 $60 $67 100% $2.00 $40 $50 84% 86% 89% 77% 50% $1.00 64% $20 $0 0% $0.00 $0 CF from Op. Activities % Conversion % Conversion is operating cash flow as a % of EBITDA 1 FCF is calculated as operating cash flow less capex 2 FCF divided by weighted average diluted shares outstanding $15 million of receivables collected two $15 million of receivables collected two $15 million of receivables collected two business days after quarter end business days after quarter end business days after quarter end Strong FCF Generation Provides Flexibility Across Strategic and Financial Objectives Investor Presentation 22

BALANCE SHEET, CASH FLOW AND LIQUIDITY The strength of our cash flows, combined with our liquidity continue to provide us with the flexibility to navigate a variety of scenarios through these unprecedented times DEBT STRUCTURE AND MATURITIES NET LEVERAGE1 ($ in millions) . $550MM Senior Secured Revolver, due September 2024 Total Debt Outstanding $702.5 . $100MM Term Loan ($96.3MM o/s at 6/28/20), pre-determined quarterly Less: Cash on Hand (125.6) installments; balance due @ maturity Net Debt $576.9 . $172.5MM 1% Convertible Senior Notes, due February 2023 LTM Adj. EBITDA $250.1 . $300MM 7.5% Senior Notes, October 2027 Net Debt to Adj. EBITDA 2.31x COVENANTS LIQUIDITY ($ in millions) . Consolidated Net Leverage Ratio – maximum 4.00x vs. 2.31x at 6/28/20 Total Revolver Credit Capacity $550.0 . Consolidated Fixed Charge Coverage Ratio – minimum 1.50x vs. 5.65x Less: Total Debt Outstanding (139.8) at 6/28/20 (including outstanding letters of credit) Unused Credit Capacity $410.2 LIQUIDITY Add: Cash on Hand 111.1 . Available liquidity, including cash on hand - $521.3MM at 6/28/20 Total Available Liquidity $521.3 1 As defined by credit agreement Investor Presentation 23

DISCIPLINED CAPITAL ALLOCATION STRATEGY Our capital allocation strategy is centered around the utilization of strong cash flows, a balanced disciplined leverage position, and capital resources to grow and reinvest in the business model Historical Capital Allocation ($MM) Future Priorities Opportunistic Acquisitions $93 $171 $160 $274 $485 $93 $62 o Strategic criteria 3% 8% 4% 15% 13% 10% 6% ‒ Strong management team 22% 25% 5% ‒ Aligns with our primary end markets 7% 7% 30% ‒ Expanded/enhanced customer relationships ‒ Expand geographic reach 19% ‒ Expands product offerings and manufacturing/distribution capabilities 92% 18% o Financial filters 87% 78% 82% ‒ Focused on accretive margins 71% ‒ ROIC > Cost of Capital within 1-2 years 60% ‒ EPS accretive in first full year 38% Capex o Continued critical investments to drive efficiencies and capacities where necessary 2014 2015 2016 2017 2018 2019 6M'20 Dividends Acquisitions Capex Dividends Stock Buybacks o Latest dividend declared for Q3’20 on 8/13/20 Stock Buybacks o Paused on repurchases in Q2’20 due to COVID-19; cautiously opportunistic re: future repurchase activity Investor Presentation 24

KEY INVESTMENT HIGHLIGHTS MARKET BUSINESS LEADERSHIP STRATEGIC LIQUIDITY POSITION MODEL Market leader in our Deep industry Flexible, high Disciplined cost Strong balance primary market experience and variable cost management sheet with no near- sectors; uniquely proven track record business model to balanced with term debt positioned for near- of successfully drive operational strategic growth maturities, ample and long-term shift navigating efficiency and investment liquidity and an toward outdoor economic cycles navigate through all opportunities enhanced capital activities economic structure conditions Driving Confidence in Financial Performance and Creating Long-term Shareholder Value Investor Presentation 25

APPENDIX Investor Presentation

END MARKET PRODUCT CATEGORIES RV PRODUCT CATEGORIES1 TOWABLE MOTORIZED Shipments: 89% Wholesale | 64% Retail Value Shipments: 11% Wholesale | 36% Retail Value Travel Trailer | ASP: $25,300 Fifth Wheel | ASP: $55,200 Class A | ASP: $214,000 Class B & C | ASP: $95,800 Total Retail Value of Shipments in 2019: $18B MARINE PRODUCT CATEGORIES2 Pontoon Ski & Wake Fiberglass Aluminum ASP: $39,200 | 28% of Market ASP: $104,300 | 5% of Market ASP: $75,500 | 36% of Market ASP: $22,700 | 31% of Market U.S. Expenditures On Boats, Engines and Accessories Totaled $42B in 2018 MANUFACTURED HOUSING PRODUCT CATEGORIES3 Single-Section Homes Multi-Section Homes ASP: $52,400 | 47% of Market ASP: $99,500 | 53% of Market 1 Source: RVIA 2019 Industry Profile (travel trailer ASP stat includes camping trailers and truck campers). 2 Source: NMMA 2018 Statistical Abstracts. 3 Source: MHI / IBTS. Investor Presentation 27

PATRICK PRODUCT LINES: RV EXTERIOR



Front & Rear Caps
Dash Panels
Bow Trusses
Exterior Speakers
StarRV
StarRV
Star RV
RV Power Cords & Inlets
Aluminum & FRP Side Walls
Fender Skirts
Laminated Side Walls
Motion Sensing Lights
LED Lighting
Paint & Paint Mask

Additional Product Lines:

- Softwoods
- Full Body Paint
- Aluminum Gauges
- Steel Gauges
- Mill Finish & Pre-painted Aluminum and Steel
- Slit & Embossed Steel
- FRP Coil & Sheet
- Trim Panels
- Fuel Systems

RV Grills & Accessories



Investor Presentation 28

PATRICK PRODUCT LINES: RV INTERIOR



Closet & Passage Doors
Fiberglass Bath Fixtures & Shower Doors
Closet Hardware
Lighting
Microwaves
Backsplashes
Laminated Panels & Printed Vinyl
Mattresses
Electronics
Vanity/Wall Mirrors
Laminate & Ceramic Flooring
Furniture
Countertops
Cooktops
Drawer Fronts & Sides
Cabinet Hardware
Under Cabinet Lighting
Tile
Dinettes, Tables & Chairs
Window Trim
Slide Trim – Foam, Hardwood, Wrapped
Hardwood Accessories
Speakers

Additional Supplied Products:

- Exit Lighting
- Ceiling Fans
- Power Cords & Inlets
- RV Tank Heater Pads
- Fire Extinguishers
- Electric Fireplaces
- Wiring, Electrical & Plumbing Products
- Inverters
- Tire Pressure Monitors
- Electrical Switches, Receptacles, & Outlets
- RV Transfer Switches
- Battery Selector Switches
- Cut-to-Size, Boring, Foiling & Edge-Banding
- Flooring Adhesive
- Instrument Panel
- Made-to-Order Laminated Products including Vinyl, Paper, Veneers & High-Pressure Laminates (HPL)
- Trim Products

Investor Presentation 29

PATRICK PRODUCT LINES: MARINE



Wire Harnesses
Electronics
Wire Screens
Aluminum Fuel & Holding Tanks
Ladder
Helms
Dash Assemblies



Electronics
Boat Covers, Tops, Towers & Frames
Dash Assemblies
Wire Harnesses
Boat Hull Design & Tooling
Aluminum Fuel & Holding Tanks



Marine Growth:

- Wind Shields (Glass)
- Plastic Fuel & Holding Tanks
- Fuel System Related Components
- Plastic Seat Bases & Components
- Vinyls (Biminis, Covers)
- Fabricated & Extruded Aluminum
- Decking, Flooring, Carpet, Vinyls
- Gauges, Instrument Panels, Displays
- Lighting
- Steering & Throttle Controls
- Plastic Products: Boxes, Inlay Tables
- Canvas Products, Panels & Trim

Investor Presentation 30 PATRICK INDUSTRIES, INC.

PATRICK PRODUCT LINES: MANUFACTURED HOUSING



Kitchen & Bath Faucets & Sinks
Fiberglass Bath Fixtures & Shower Doors & Enclosures
Gypsum (Drywall & Drywall Finishing Products)
Wrapped Profile Moldings
Plumbing Products
Siding
Interior & Exterior Decorative Lighting Fixtures
Trusses
Ceiling Fans
Interior Passage Doors
Shingles
Backsplashes
Medicine Cabinets
Electronics
Printed Vinyl
Tile
Recessed Lighting
Countertops
Fluorescent Lighting
Laminate & Ceramic Flooring
Wiring/Electrical Products
Under Cabinet Lighting
Cabinet Doors & Components
Microwaves
o Ventilation System & Ridge Cap
o Felt Paper
o Ice & Water Protection
o Drip Edge
o Flashing
o Roofing Membrane
o Soffit & Fascia

Additional Supplied Products:

- Building Arches
- Closet Organization Products
- Adhesives & Sealants
- Innovative Lighting
- Electrical Components (e.g., Panels/ Breakers, Outlet Boxes & Switches/ Receptacles)
- Fireplaces and Surrounds
- Made-to-Order Laminated Products including Vinyl, Paper, Veneers & High-Pressure Laminates (HPL)
- Cut-to-Size, Boring, Foiling & Edge-Banding
- Solid Surface, Granite and Quartz Fab
- Flooring Adhesive
- Tables & Signs
- Roof Trusses
- Wardrobe Doors & Hardware Systems
- Closet Organizers & Shelving
- Air Handling Products
- Carpeting

Investor Presentation 31

NON-GAAP RECONCILIATIONS

Reconciliation of Cash Flow from Operations to Free Cash Flow

($ in millions)	2015	2016	2017	2018	2019	LTM6/28/20
Cash Flow from Operations	$ 67	$ 97	$ 100	$ 200	$ 192	$ 138
Less: Capital Expenditures	(8)	(15)	(22)	(34)	(28)	(21)
Free Cash Flow	$ 59	$ 82	$ 77	$ 166	$ 165	$ 117

Reconciliation of Net Income to EBITDA

($ in millions)	2015	2016	2017	2018	2019
Net income	$ 42	$ 56	$ 86	$ 120	$ 90
Add:					
Depreciation & amortization	17	24	33	55	63
Interest expense, net	4	7	9	26	37
Income taxes	24	28	27	32	28
EBITDA	$ 87	$ 115	$ 155	$ 233	$ 217

Reconciliation of % Conversion (Cash Flow as % of EBITDA)

($ in millions)	2015	2016	2017	2018	2019
Cash Flow from Operations	$ 67	$ 97	$ 100	$ 200	$ 192
EBITDA	$ 87	$ 115	$ 155	$ 233	$ 217
% Conversion	77%	84%	64%	86%	89%

Reconciliation of Free Cash Flow Per Share

($ / #shares in millions except per share data)	2015	2016	2017	2018	2019	LTM6/28/20
Free Cash Flow	$ 59	$ 82	$ 77	$ 166	$ 165	$ 117
Divided by: Weighted Average Diluted Shares Outstanding	23.3	22.9	24.6	24.3	23.3	23.1
Free Cash Flow Per Share	$ 2.53	$ 3.57	$ 3.14	$ 6.81	$ 7.08	$ 5.07

Use of Non-GAAP Financial Information

Free Cash *Flow, Earnings before interest, taxes, depreciation and amortization ("EBITDA"), % Conversion,* and Free Cash Flow Per Share are non-GAAP financial measures. In addition to reporting financial results in accordance with accounting principles generally accepted in the United States, we provide non-GAAP operating results adjusted for certain items and other one-time items. We adjust for the items listed above in all periods presented, unless the impact is clearly immaterial to our financial statements.

We utilize the adjusted results to review our ongoing operations without the effect of these adjustments and for comparison to budgeted operating results. We believe the adjusted results are useful to investors because they help them compare our results to previous periods and provide important insights into underlying trends in the business and how management oversees our business operations on a day-to-day basis.

Investor Presentation 32 PATRICK INDUSTRIES, INC.

NON-GAAP RECONCILIATIONS Reconciliation of Net Income to EBITDA to LTM Adjusted EBITDA ($ in millons) LTM 6/28/20 Net income $ 63.2 + Depreciation & amortization 67.2 + Interest expense, net 40.3 + Income taxes 21.3 EBITDA 192.0 + Stock compensation expense 13.6 + Acquisition proforma, transaction-related expenses & other 44.5 LTM Adjusted EBITDA $ 250.1 Reconciliation of Net Leverage* ($ millions) Total debt outstanding @ 6/28/20 $ 703.7 Less: term loan payment (1.2) Total debt outstanding @ 6/30/20 702.5 Less: cash on hand @ 6/30/20 (125.6) Net debt @ 6/30/20 $ 576.9 LTM Adjusted EBITDA $ 250.1 Net Debt to Adjusted EBITDA 2.31 X *As defined by credit agreement which includes debt balance and cash balance two days following quarter end Use of Non-GAAP Financial Information Earnings before interest, taxes, depreciation and amortization (“EBITDA”), LTM Adjusted EBITDA, and Net Debt to Adjusted EBITDA are non-GAAP financial measures. In addition to reporting financial results in accordance with accounting principles generally accepted in the United States, we provide non-GAAP operating results adjusted for certain items and other one-time items. We adjust for the items listed above in all periods presented, unless the impact is clearly immaterial to our financial statements. We utilize the adjusted results to review our ongoing operations without the effect of these adjustments and for comparison to budgeted operating results. We believe the adjusted results are useful to investors because they help them compare our results to previous periods and provide important insights into underlying trends in the business and how management oversees our business operations on a day-to-day basis. Investor Presentation 33